UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2021
As of the Fiscal Year Ended September 30, 2021

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/SectorRotation or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Sector Rotation Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Letter to Investors
(Unaudited)

Transitory: The New Systematic

Just when it seemed that the COVID-19 pandemic was easing, the Delta variant popped up. While it’s unlikely to derail the economy as its predecessor did (thanks, in part, to economic fundamentals being strong), there are reasons to be cautious, especially around inflation, which my title alludes to. But I don’t want to be a one-trick pony, so let’s look comprehensively at the good the bad, and the ugly of the race to 2022.

First, COVID. I’ll begin by saying I’m not an expert in epidemiology or immunology. It’s my understanding, however, that vaccines work against the Delta variant—with a footnote.

The vaccinated can still be infected and transmit the virus, and immunity wanes. In some jurisdictions where we can obtain non-politicized data, it appears that vaccinated people are making up the same number of hospitalizations (or even more) than unvaccinated people. And, because the vaccine comes with higher-than-normal side effects (leading some Nordic countries to outright prohibit the Moderna vaccine in some or all populations), boosters are not medically or politically popular. The U.S. Food and Drug Administration (FDA) has recommended against them for people under 65, in fact.

So, we have the possibility that cases will increase as the year progresses, either because vaccine hesitancy increases, vaccine efficacy isn’t what we thought it was or wanes, or it’s simply a bad season for coronaviruses.

The question is, how will that affect the economy and markets? By early August, key indicators in pandemic-sensitive sectors (such as hospitality and travel) were trending downward, and spending on consumer services was decelerating. And employment is still iffy: Non-farm payroll growth increased by just 235,000 in August (versus expectations of 720,000). The unemployment rate was 5.2% (down from 5.4%). Leisure and hospitality jobs, which had driven overall gains at 350,000 per month for the past six months, stalled, with the industry unemployment rate hitting 9.1%.1

On the other hand, the economy isn’t shutting down like it did in March of 2020. Sporting arenas are filled with people, dining is booming, and people are travelling. As a result, gross domestic product (GDP) is now above pre-pandemic levels. It increased at an annual rate of 6.7% in the second quarter of 2021, according to the third estimate released by the Bureau of Economic Analysis (versus 6.3% in the first quarter). And consumer spending, also known as personal consumption expenditures (PCE), increased 12% in the second quarter of 2021.2 In short, it doesn’t appear that the Delta variant will derail the economic recovery.

That said, COVID still clouds the outlook, especially as key cities begin refusing services to the unvaccinated. They make up part of our economy, too, and we’d all be well served to remember that low-growth scenarios are a real possibility, so we shouldn’t tempt fate.

1 Source: U.S. Bureau of Labor Statistics.
2 Source: U.S. Commerce Department.

 I’m also concerned about inflation. I’m sure you’ve noticed things costing more over the past year. And I’m not just talking about lumber prices, which everyone likes to cite. Groceries, for example, are also more expensive.  That’s because inflation was up 5.3% in August compared with a year ago. It’s running at a 30-year high and has been for months.3

As a result, millions of Americans whose income has not kept pace with the uptick are feeling the pinch of the rising cost of living. Many are giving up some things just to make ends meet. According to Moody’s Analytics, households earning the U.S. median annual income of about $70,000 are spending an extra $175 a month on housing, fuel, and food, but that seems slow to me.

Government officials like to call the increase in inflation “transitory” as opposed to systematic. Labor disruptions and such are limiting supply, they say, which increases demand and thus prices. I say (mostly) hogwash to that. The government said rising lumber prices were unique. Then rising gas prices were unique. Then rising chip prices were unique. At some point, though, you have to ask: If the price of everything is rising “uniquely,” isn’t it rising systematically? Plus, the government has good reason to pay the “transitory” card: It created this mess! All of those bailout packages increased the money supply and diluted the value of each dollar in circulation.

Then there are interest rates. The 10-year U.S. Treasury yield was below 1% as we headed into 2021. It rose as high as 1.7% and is now hovering below 1.6%. Where will it go from here? U.S. Treasury yields are largely a function of the three- to five-year moving average of U.S. economic growth, so as growth improves, rates should increase. Earlier this year I thought we’d see the 10-year U.S. Treasury yield in the 2% to 2.5% range by the second half of 2021, but I was wrong (thanks, Delta).4

As to where we head now, the Federal Reserve is still not thrilled about the prospect of withdrawing liquidity because there is still a tremendous amount of economic slack in the U.S. economy. Earlier this year, I wrote that I expected the Fed to tighten bit earlier than expected, with the first step being to taper the quantitative easing program later this year. And it appears I was right about that. The policymakers have signaled that they’re ready to start tapering purchases of Treasuries and mortgage securities after their next Federal Open Market Committee (FOMC) meeting on November 3. The Fed is currently purchasing $80 billion of Treasury securities and $40 billion of mortgage-backed securities every month.5 If it reduces by $10 billion of Treasuries and $5 billion of MBS every six weeks at its FOMC meetings, the tapering will end in September 2022.

As for interest rates, it’s unlikely that the Fed will raise rates while it is tapering. It’s certainly possible that it could begin to raise interest rates at the end of next year if it senses that inflation is running too hot. But, as I noted, the Fed is saying inflation is transitory. That tells me the Fed doesn’t want to raise short-term rates in the near future, even if inflation is high.

3 Source: U.S. Labor Department.
4 Source: U.S. Treasury Department.
5 Source: Federal Reserve, via Reuters.

 Next up: What are we in for in 2022? Well, there are a few different directions the American economy could head.

The worst-case scenario: New variants of COVID-19 are spotted. The current vaccines are not as effective against these new variants. People return to some social distancing and cut back on purchasing goods and services they consider “risky,” like dining out and attending sporting events. In this case, the economy could really falter, as is did in early and mid 2020.

I don’t think that will happen, though. People are getting fed up with everything. It’s unclear if masks work. It’s unclear if vaccines work. It’s unclear if lockdowns work. COVID-19 has greater than a 99.9% survival rate. The Nordic countries are back to normal. In fact, if you go outside of any major metropolitan area in the United States, you might think COVID-19 doesn’t exist—no masks, kids in school, sporting arenas filled, restaurants packed (inside and out).

So, my best guess around COVID is that activity resumes in previously shut-down sectors as households get back to normal and spend their savings on services such as entertainment and travel. That’s called pent-up demand.

Of course, there are still supply-chain disruptions, and we will have inflation to contend with. A lot of inflation, in my opinion—so best to get those fixed-rate loans now. With so much uncertainty around that, as well as Biden’s policies and the Fed, I’m inclined to say less rather than more about the future of the economy and markets.

The Fund produced returns of 20.03% as of the fiscal year ended September 30, 2021.  These returns trailed the return of the S&P 500 Total Return Index, which returned 30.01% for the same period. The many Covid-19 pandemic government assistance packages passed during the last twelve months were designed to support specific sectors. The Fund recognized and participated in these sectors, but per the Prospectus, the Fund is limited to the amount of exposure it can have in any one sector.

I will say this, however: The investments that satisfied investors over the past one to five years likely won’t satisfy investors over the next one to five years, regardless of what 2022 brings. That’s why I’m always looking at the economy and markets from five miles up. This broad view helps me identify sectors that show the strongest signs of growth over the next three to 12 months at any point in time.

As always, I appreciate the trust you have placed in me. I will continue to work hard every day to maintain that trust.

Mark Anthony Grimaldi,
Portfolio Manager and Author

(RCSEC1121001)

Sector Rotation Fund

Performance Update (Unaudited)

For the period ended September 30, 2011 through September 30, 2021

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 and the reinvestment of dividends and capital gains distributions. All dividends and distributions are reinvested.  This graph depicts the performance of the Sector Rotation Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

As of	One	Five	Ten
September 30, 2021	Year	Year	Year
Sector Rotation Fund	20.03%	11.65%	10.98%
S&P 500 Total Return Index	30.01%	16.90%	17.21%

			(Continued)

Sector Rotation Fund

Performance Update (Unaudited)

For the period ended September 30, 2011 through September 30, 2021
Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 2.14% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through January 31, 2022.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the expenses would be 2.27% per the Fund’s most recent prospectus dated February 1, 2021.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Sector Rotation Fund

Schedule of Investments

As of September 30, 2021
	Shares	Value (Note 1)

EXCHANGE-TRADED FUNDS - 83.04%

Communication Services - 6.59%
Vanguard Communication Services ETF	15,000	$2,111,550

Consumer Discretionary - 19.35%
Vanguard Consumer Discretionary ETF	20,000	6,199,400

Financials - 7.81%
Vanguard Financials ETF	27,000	2,501,550

Health Care - 13.12%
Vanguard Health Care ETF	17,000	4,201,720

Industrials - 7.86%
Invesco Aerospace & Defense ETF	35,000	2,516,500

Information Technology - 12.53%
Vanguard Information Technology ETF	10,000	4,012,900

Large-Cap - 12.00%
SPDR S&P 500 ETF Trust	1,000	429,140
Vanguard Large Cap ETF	17,000	3,415,640
		3,844,780
Materials - 3.78%
Vanguard Materials ETF	7,000	1,212,610

Total Exchange-Traded Funds (Cost $17,436,675)		26,601,010

SHORT-TERM INVESTMENT - 20.95%
Fidelity Institutional Money Market Fund - Treasury Portfolio, 0.01% §	6,712,867	6,712,867

Total Short-Term Investment (Cost $6,712,867)		6,712,867

Total Value of Investments (Cost $24,149,542) - 103.99%		$33,313,877

Liabilities in Excess of Other Assets - (3.99)%		(1,277,047)

NET ASSETS - 100.00%		$32,036,830

§ Represents 7 day effective yield on September 30, 2021.

		(Continued)

Sector Rotation Fund

Schedule of Investments - Continued

As of September 30, 2021

Summary of Investments
(Unaudited)	% of Net
	Assets	Value
Exchange Traded Funds:
Communication Services	6.59%	$2,111,550
Consumer Discretionary	19.35%	6,199,400
Financials	7.81%	2,501,550
Health Care	13.12%	4,201,720
Industrials	7.86%	2,516,500
Information Technology	12.53%	4,012,900
Large-Cap	12.00%	3,844,780
Materials	3.78%	1,212,610
Short-Term Investment	20.95%	6,712,867
Liabilities in Excess of Other Assets	-3.99%	(1,277,047)
Total Assets	100.00%	$ 32,036,830

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities

As of September 30, 2021

Assets:
Investments, at value (cost $24,149,542)	$33,313,877
Receivables:
Fund shares sold	63
Dividends and interest	80,464
Prepaid expenses:
Registration and filing expenses	6,883
Insurance fees	1,193

Total assets	33,402,480

Liabilities:
Payables:
Investments purchased	1,308,262
Accrued expenses:
Advisory fees	27,125
Professional fees	20,171
Distribution and service fees	3,680
Custody fees	3,016
Administrative fees	1,045
Shareholder fulfillment expenses	1,033
Trustee fees and meeting expenses	609
Miscellaneous expenses	362
Transfer agent fees	185
Fund accounting fees	141
Security pricing fees	21

Total liabilities	1,365,650

Net Assets	$32,036,830

Net Assets Consist of:
Paid in Capital	$21,192,451
Distributable Earnings	10,844,379

Total Net Assets	$32,036,830
Shares Outstanding, no par value (unlimited authorized shares)	2,097,724
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$15.27

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2021

Investment Income:
Dividends	$302,313

Total Investment Income	302,313

Expenses:
Advisory fees (Note 2)	300,600
Distribution and service fees (Note 4)	75,150
Administration fees (Note 2)	37,561
Professional fees	32,861
Registration and filing expenses	30,622
Fund accounting fees (Note 2)	30,016
Transfer agent fees (Note 2)	21,186
Shareholder fulfillment expenses	18,557
Compliance fees (Note 2)	11,925
Custody fees (Note 2)	10,392
Trustee fees and meeting expenses (Note 3)	6,530
Miscellaneous expenses (Note 2)	4,212
Insurance fees	4,170
Security pricing fees	2,800

Total Expenses	586,582

Net Investment Loss	(284,269)

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	2,118,768

Net change in unrealized appreciation on investments	3,342,486

Net Realized and Unrealized Gain on Investments	5,461,254

Net Increase in Net Assets Resulting from Operations	$5,176,985

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets

For the fiscal years ended September 30,	2021	2020

Operations:
Net investment loss	$(284,269)	$(139,682)
Net realized gain from investment transactions	2,118,768	344,530
Net change in unrealized appreciation on investments	3,342,486	1,783,310

Net Increase in Net Assets Resulting from Operations	5,176,985	1,988,158

Distributions to Shareholders:	(320,001)	(2,072,001)

Decrease in Net Assets Resulting from Distributions	(320,001)	(2,072,001)

Beneficial Interest Transactions:
Shares sold	3,189,138	2,697,154
Reinvested dividends and distributions	319,129	2,063,460
Shares repurchased	(1,917,247)	(4,029,169)

Increase from Beneficial Interest Transactions	1,591,020	731,445

Net Increase in Net Assets	6,448,004	647,602

Net Assets:
Beginning of year	25,588,826	24,941,224
End of year	$32,036,830	$25,588,826

Share Information:
Shares sold	217,721	232,819
Reinvested distributions	23,176	165,607
Shares repurchased	(132,008)	(336,676)
Increase in Shares of Beneficial Interest	108,889	61,750

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during	September 30,
each of the fiscal years ended	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$ 12.87	$ 12.94	$ 14.58	$ 12.99	$ 11.61

Income (Loss) from Investment Operations
Net investment loss (a)(c)(e)	(0.14)	(0.07)	(0.05)	(0.10)	(0.04)
Net realized and unrealized gain (loss)
on investments	2.70	1.08	(0.46)	2.48	1.76

Total from Investment Operations	2.56	1.01	(0.51)	2.38	1.72

Less Distributions to Shareholders:
From net investment income	-	-	(0.38)	(0.01)	-
From net realized gain	(0.16)	(1.08)	(0.75)	(0.78)	(0.34)

Total Distributions	(0.16)	(1.08)	(1.13)	(0.79)	(0.34)

Net Asset Value, End of Year	$ 15.27	$ 12.87	$ 12.94	$ 14.58	$ 12.99

Total Return (b)	20.03%	8.04%	(2.41)%	19.05%	15.17%

Net Assets, End of Year (in thousands)	$32,037	$25,589	$ 24,941	$ 26,707	$ 23,798

Ratios of:
Gross Expenses to Average Net Assets (c)(d)	1.95%	2.10%	2.05%	1.96%	1.90%
Net Expenses to Average Net Assets (c)	1.95%	2.10%	2.02%	1.96%	1.89%
Net Investment Loss to Average
Net Assets (c)(e)	(0.95)%	(0.57)%	(0.38)%	(0.71)%	(0.35)%

Portfolio turnover rate	211.18%	274.61%	184.39%	219.74%	333.48%

(a)	Calculated using the average shares method.
(b)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

1.  Organization and Significant Accounting Policies

The Sector Rotation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”).  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  The Fund is a separate, non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust (“WFT”).  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to seek to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds (“ETFs”).  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2021 for the Fund’s assets measured at fair value:

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

Sector Rotation Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets

Exchange-Traded Funds*	$26,601,010	$26,601,010	$-	$-
Short-Term Investment	6,712,867	6,712,867	-	-
Total	$33,313,877	$33,313,877	$-	$-

(a)	The Fund had no Level 3 holdings during the fiscal year ended September 30, 2021.
*Refer to Schedule of Investments for breakdown by Industry.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund is responsible for all expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to Grimaldi Portfolio Solutions, Inc. (the “Advisor”) calculated at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 2.14%. The Expense Limitation Agreement runs through January 31, 2022 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

For the fiscal year ended September 30, 2021, $300,600 in advisory fees were incurred, and no fees were waived by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund’s custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of September 30, 2021, the Administrator received $4,212 in miscellaneous reporting expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $37,561 in administration fees, $10,392 in custody fees, and $30,016 in fund accounting fees for the fiscal year ended September 30, 2021.

Compliance Services
The Nottingham Company, Inc. provides services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund incurred $21,186 in transfer agent fees during the fiscal year ended September 30, 2021.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

For the period from October 1, 2020 through December 31, 2020, the Distributor received $5,000 per year paid in monthly installments for services provided and expenses assumed.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

Effective January 1, 2021, the Distributor receives $6,500 per year paid in monthly installments for services provided and expenses assumed.  Additional expenses may be incurred for processing fees during the year.  This expense is included in the shareholder fulfillment expenses on the Statement of Operations.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which are responsible for the management and supervision of the Fund. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

4.   Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Fund for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended September 30, 2021, $75,150 in distribution and service fees were incurred by the Fund.

5.   Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$58,528,754	$60,807,864

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2021.

6.   Risks

Cybersecurity Risk. As part of its business, the Advisor processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Foreign Securities Risk. The ETFs held by the Fund may have significant investments in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Investments in ETFs. Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Leveraged or Inverse ETFs. The Fund may invest in leveraged and/or inverse ETFs, including multiple inverse (or ultra-short) ETFs. These ETFs are subject to additional risk not generally associated with traditional ETFs. Leveraged ETFs seek to multiply the performance of the particular benchmark that is tracked (which may be an index, a currency or other benchmark). Inverse ETFs seek to negatively correlate to the performance of the benchmark. These ETFs seek to achieve their returns by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra-short ETF that seeks twice the inverse return, it would lose 2%). By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

7.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions taken or to be taken on federal income tax returns for the open tax years of September 30, 2018 through September 30, 2021 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	September 30, 2021	September 30, 2020
Long-Term Capital Gain	$ 320,001	$ 2,072,001

Reclassifications relate primarily to differing book/tax treatment of ordinary net investment losses and have no impact on the net assets of the Funds.

For the year ended September 30, 2021, the following reclassifications were necessary:
Distributable Earnings	$(112,475)
Paid in Capital	$ 112,475

At September 30, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$24,149,542

Unrealized Appreciation	9,164,335
Unrealized Depreciation	-
Net Unrealized Appreciation	$9,164,335

Undistributed Net Investment Income	906,061
Undistributed Long-Term Capital Gain	773,983

Distributable Earnings	$10,844,379

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2021

8.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As September 30, 2021, Charles Schwab held 88.49% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

9.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

10.   Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Sector Rotation Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sector Rotation Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, broker or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
November 22, 2021

Sector Rotation Fund

Additional Information (Unaudited)

As of September 30, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy and Corporate Action Voting Policies and Procedures is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2021.

During the fiscal year, no income distributions were paid from the Fund, but $320,001 in long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

As of September 30, 2021

Sector Rotation Fund	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,035.30	$10.92
	$1,000.00	$1,014.34	$10.81
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 2.14%, multiplied by 183/365 (to reflect the one-half year period).

5.   Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on March 11, 2021, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses).  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and the financial condition of the Advisor.  It was noted that there had been no change in personnel.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average).  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations.  It was noted that the Fund outperformed the peer group for all periods and outperformed the category for the 5-year, 10-year, and since inception periods, but slightly underperformed the category for the 1-year period.  The Advisor believes this may be due to the economy shutdown due to the COVID-19 pandemic.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

As of September 30, 2021

(iii)
Fees and Expenses.  The Trustees noted the management fees for the Fund under the Investment Advisory Agreement.  The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds, noting that the management fee and the expense ratio were higher than the average of the peer group and category.  The Board noted however, that the Fund’s performance commands a higher management fee.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)       Profitability.  The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor realized a profit for the prior twelve months of operations.  After discussion, the Trustees concluded that the Advisor’s level of profitability was not excessive.

(v)       Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

6.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $8,667 during the fiscal year ended September 30, 2021 for their services to the Fund and Trust.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

As of September 30, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	13
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	13
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present (all registered investment companies). Independent Trustee of ETF Opportunities Trust for all of its series since 2019 to present. Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Hillman Capital Management Investment Trust from 2000 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2020. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	13	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	13	None.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

As of September 30, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

7.     Liquidity Risk Management Program

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2019. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the individuals serving as the Advisor’s liquidity program administrator to serve as the Trust’s program administrator (the “Trust Program Administrator”) to administer the Program. The Trust Program Administrator established a governance committee to assist the Trust Program Administrator in administering the Program.

Under the Program, the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

As of September 30, 2021

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2019 through November 30, 2020.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Grimaldi Portfolio Solutions, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	1207 Route 9, Suite 10 Wappingers Falls, New York 12590

Telephone: 800-773-3863	Telephone: 845-297-3500

World Wide Web @: ncfunds.com	World Wide Web @: ncfunds.com

Item 2.	CODE OF ETHICS

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.
Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the Sector Rotation Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), for the audit of the Fund’s financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	September 30, 2020	September 30, 2021
Sector Rotation Fund	$11,000	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2020 and September 30, 2021 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2020	September 30, 2021
Sector Rotation Fund	$3,000	$3,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended September 30, 2020 and September 30, 2021 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal years ended September 30, 2020 and September 30, 2021 were $3,000 and $3,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2021

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	December 8, 2021